EXHIBIT 4.1

[SPECIMEN COMMON STOCK CERTIFICATE]

[FRONT SIDE]

[LOGO - ADEPT TECHNOLOGY, INC.]

NUMBER	SHARES
[R ]	[ ]

SEE REVERSE FOR CERTAIN
DEFINITIONS

CUSIP 006854 20 2

INCORPORATED UNDER THE
LAWS OF THE STATE OF
DELAWARE

THIS CERTIFIES THAT                                                                                                                                                 IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

ADEPT TECHNOLOGY, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Robert R. Strickland	/s/ Robert H. Bucher
VICE PRESIDENT FINANCE	CHAIRMAN OF THE BOARD
AND CHIEF FINANCIAL OFFICER	AND CHIEF EXECUTIVE OFFICER

[FACSIMILE SEAL -

ADEPT TECHNOLOGY, INC.

INCORPORATED

AUGUST 17, 2005

DELAWARE]

COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

[REVERSE SIDE]

ADEPT TECHNOLOGY, INC.

A Statement of the powers, designations, preferences and relative, participating, optional, or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation or by any certificate of determination of preferences, and the number of shares constituting each class or series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -	Custodian
(Cust)		(Minor)
under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT -	Custodian	(until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

[                                                             ]

_____________________________________________________________________________________________________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

            Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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